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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            THERMOTREX CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                                         57-1711436
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        (State of incorporation                       (I.R.S. Employer
          or organization)                            Identification Number)



  10455 Pacific Center Court, San Diego, California         92121-4339
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     (Address of principal executive offices)                (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-34909; 333-34909-01.
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     Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered
     --------------------                         ------------------------------

      3-1/4% Convertible                          American Stock Exchange, Inc.
Subordinated Debentures due 2007.


     Securities to be registered pursuant to Section 12(g) of the Act:



                                     None
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                               (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Information concerning the 3-1/4% Convertible Subordinated Debentures due 2007 (the "Debentures") to be registered hereunder is included in the sections captioned "Description of Debt Securities of the Company and the Guarantees" in the prospectus dated September 11, 1997 and "Description of Debentures and the Guarantees" in the prospectus supplement dated October 28, 1997, which prospectus and prospectus supplement were filed with the Commission under Rule 424 as a part of the Registrant's Registration Statement on Form S-3 (File No. 333-34909; 333-34909-01), which information is incorporated by reference herein.

ITEM 2.   EXHIBITS.

     The Debentures to be registered on this form are to be listed on the American Stock Exchange, on which exchange the Registrant's Common Stock, $.01 par value per share, is also registered. Accordingly, the following exhibits are filed as part of this registration statement:

     1. Subordinated Indenture, dated October 28, 1997, by and among the Registrant, Thermo Electron Corporation, and Bankers Trust Company (filed as Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).

     2. Officers' Certificate dated October 28, 1997 (filed as Exhibit 4.2 to the Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).

     3. Form of Definitive Registered Debentures (filed as Exhibit 4.3 to the Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).

     4. Form of Global Registered Debenture (filed as Exhibit 4.4 to the Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).

     5. Form of Definitive Bearer Debentures (filed as Exhibit 4.5 to the Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).
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     6. Form of Temporary Global Bearer Debenture (filed as Exhibit 4.6 to the
     Registrant's Form 8-K filed with the Commission on October 29, 1997 and incorporated herein by reference).


                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

October 29, 1997

                              THERMOTREX CORPORATION


                              By: /s/ Melissa F. Riordan
                                  _______________________
                                  Melissa F. Riordan
                                  Treasurer